                                                                    EXHIBIT 10.5


                               VOTING AGREEMENT

     This VOTING AGREEMENT, executed as of November 1, 2001 and effective as of February 19, 2002, is entered into by and between AXP Bond Fund, Inc., AXP Variable Portfolio-Bond Fund, a series of AXP Variable Portfolio Income Series, Inc., AXP Variable Portfolio-Managed Fund, a series of AXP Variable Portfolio Managed Series, Inc., Income Portfolio, a series of IDS Life Series Fund, Inc., Managed Portfolio, a series of IDS Life Series Fund, Inc., AXP Variable Portfolio-Extra Income Fund, a series of AXP Variable Portfolio Income Series, Inc. and High Yield Portfolio, a series of Income Trust, severally and not jointly (each, a "Holder" or collectively, the "Holders") Shareholders of PhoneTel Technologies, Inc., an Ohio corporation (the "Company" or "PhoneTel"), and Davel Communications, Inc. ("Davel").

     WHEREAS, concurrently with the effectiveness of this Agreement, the Company, Davel, and PT Merger Corp., an Ohio corporation and a wholly owned subsidiary of Davel ("P Sub"), have entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement"), dated the date hereof, pursuant to which the Company will be merged with and into P Sub with the Company surviving as a wholly owned subsidiary of Davel (the "Merger").

     WHEREAS, the consummation of the Merger and the other transactions contemplated by the Merger Agreement (the "Transaction") is subject to certain conditions, including the approval of the Merger Agreement and the Merger by the holders of at least a majority of the outstanding shares of common stock, par $.01 per share, of PhoneTel ("PhoneTel Common Stock").

     WHEREAS, Holders are the beneficial owners of 3,070,380 shares of PhoneTel Common Stock (the "Owned Shares") in the aggregate, as they may be owned by each Holder identified on the signature page hereof, representing approximately 30.13% of the shares of PhoneTel Common Stock outstanding as of August 31, 2001. Such 3,070,380 shares of PhoneTel Common Stock, together with any other shares of capital stock of PhoneTel acquired by any Holder after the date hereof and during the term of this Agreement, are collectively referred to herein as the "Shares".

     WHEREAS, as a condition to the willingness of Davel to enter into the Merger Agreement, and as an inducement to Davel to do so, Holders have agreed for the benefit of Davel as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows:

                                   ARTICLE I

                              COVENANTS OF HOLDER

     Section 1.1 Agreement to Vote.  At any meeting of the shareholders of
     -----------------------------
PhoneTel held prior to the Termination Date (as defined in Section 4.4), however called, and at every reconvened meeting following any adjournment thereof prior to the Termination Date, or in connection with any written consent of the shareholders of the Company executed prior to the Termination Date, each Holder shall vote its Shares in favor of the approval of the Merger Agreement, the Transaction and any amendment to the Articles of Incorporation of the Company proposed by management to increase the authorized common shares in the amount necessary to consummate the Transaction. Prior to the Termination Date and subject to Section 1.3, each Holder shall not enter into any agreement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of the Shares in any manner inconsistent with the preceding sentence.

     Section 1.2 Proxies.
     -------------------

     (a) Each Holder hereby revokes any and all previous proxies granted with respect to matters set forth in Section 1.1 for the Shares.

     (b) Prior to the Termination Date, each Holder shall not grant any proxies or powers of attorney with respect to matters set forth in Section 1.1, deposit any of the Shares into a voting trust or enter into a voting agreement, with respect to any of the Shares, in each case with respect to such matters.

     Section 1.3 Transfer of Shares by Holder.  Prior to the Termination Date,
     ----------------------------------------
Holder shall not (a) pledge or place any encumbrance on any Shares, other than pursuant to this Agreement, or (b) transfer, sell, exchange or otherwise dispose of any Shares, in each case unless the pledgee, encumbrance holder, transferee, purchaser or acquiror of such Shares enters into a Voting Agreement with Davel containing substantially the same terms as this Agreement.

     Section 1.4 Action in Shareholder Capacity Only.  Each Holder makes no
     -----------------------------------------------
agreement or understanding herein in any capacity other than its capacity as a beneficial owner of the Shares, and nothing herein shall limit or affect any actions taken in any other capacity.

                                   ARTICLE II

                   REPRESENTATIONS, WARRANTIES AND ADDITIONAL
                              COVENANTS OF HOLDER

Each Holder severally and not jointly represents, warrants and covenants to Davel, in each case with regard to such Holder and no other Holder, that:

          Section 2.1 Ownership.  Holder is, as of the date hereof, the
          ---------------------
beneficial owner of the shares of PhoneTel Common Stock set forth opposite its name on the signature page hereof and has the sole right to vote such shares, and there are no restrictions on rights of disposition or other liens pertaining to such shares. None of such shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such shares.

          Section 2.2 Authority and Non-Contravention.  Holder has the right,
          -------------------------------------------
power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Holder and constitutes a valid and binding obligation of Holder, enforceable against Holder in accordance with its terms, subject to general principles of equity and as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors' rights generally. Neither the execution and delivery of this Agreement by Holder nor the consummation by Holder of the transactions contemplated hereby will (i) materially violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Holder or the Shares or (ii) constitute a material violation of or default under any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Holder is a party or by which Holder or his assets are bound.

          Section 2.3 Total Shares.  Holder does not have any option to purchase
          ------------------------
or right to subscribe for or otherwise acquire any securities of PhoneTel and, other than with respect to the Owned Shares, has no other interest in or voting rights with respect to any other securities of PhoneTel.

          Section 2.4 Reasonable Efforts.  Prior to the Termination Date, Holder
          ------------------------------
shall use reasonable efforts to cooperate with PhoneTel to consummate the Transaction.

                                  ARTICLE III

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF DAVEL

          Davel represents, warrants and covenants to Holder that:

          Section 3.1 Authority and Non-Contravention.  Davel has the right,
          -------------------------------------------
power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Davel and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Davel. This Agreement has been duly executed and delivered by Davel and constitutes a valid and binding obligation of Davel, enforceable against Davel in accordance with its terms, subject to general principles of equity and as may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally. Neither the execution and delivery of this Agreement nor the consummation by Davel of the transactions contemplated hereby will (i) materially violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Davel or (ii) violate or conflict with the certificate of incorporation or bylaws of Davel or constitute a material violation of or default under any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Davel is a party or by which Davel or its assets are bound.

                                  ARTICLE IV

                                 MISCELLANEOUS

     Section 4.1 Expenses.  All costs and expenses incurred in connection with
     --------------------
the preparation or execution of this Agreement shall be paid by PhoneTel.

     Section 4.2 Further Assurances.  From time to time, at the request of
     ------------------------------
Davel, in the case of each Holder, or at the request of such Holder, in the case of Davel, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

     Section 4.3 Specific Performance.  Each Holder agrees that Davel would be
     --------------------------------
irreparably damaged if for any reason any Holder fails to perform any of Holder's obligations under this Agreement, and that Davel would not have an adequate remedy at law for money damages in such event. Accordingly, Davel shall be entitled to seek specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by such Holder. This provision is without prejudice to any other rights that Davel may have against such Holder for any failure to perform its obligations under this Agreement.

     Section 4.4 Amendments, Termination.  This Agreement may not be modified or
     -----------------------------------
amended except by an instrument or instruments in writing signed by each party hereto. The representations, warranties, covenants and agreements of each Holder set forth in Article I, Article II and Article III, including the obligation of such Holder to vote the Shares in favor of the Merger Agreement, shall terminate, except with respect to liability for prior breaches thereof, upon the earliest to occur of (i) termination of the Merger Agreement, (ii) the Closing Date under the Merger Agreement and (iii) the date, if any, upon which the Company's Board of Directors withdraws, modifies or changes its recommendation or approval of the Merger Agreement or the Merger in a manner adverse to Davel (the "Termination Date").

     Section 4.5 Assignment.  Subject to Section 1.3 hereof, neither this
     ----------------------
Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 4.6 Certain Events.  Each Holder agrees that this Agreement and the
     --------------------------
obligations hereunder shall attach to its Shares and shall be binding upon any person to which legal or beneficial ownership of such shares shall pass, whether by operation of law or otherwise.

     Section 4.7 Entire Agreement. This Agreement (including the documents
     ----------------------------
referred to herein) (a) constitutes the entire agreement, and supersedes all prior agreements and understanding, both oral and written between the parties with respect to the subject matter of this Agreement and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies.

     Section 4.8 Notices.  All notices and other communications hereunder shall
     -------------------
be in writing and shall be deemed given if delivered personally, sent by documented overnight delivery service or telecopied with confirmation of receipt, to the parties at the addresses specified below (or at such other address or telecopy or telex number for a party as shall be specified by like notice):

     If to Davel to:

                   Davel Communications Group, Inc.
                   10120 Windhorst Road
                   Tampa, Florida 33619
                   Attention: Bruce W. Renard, Esq.
                   Telecopy number: (813) 740-9406

     with a copy to:

                   Kirkland & Ellis
                   200 East Randolph Drive
                   Chicago, Illinois 60601
                   Attention: R. Scott Falk, Esq.
                   Telecopy number: (312) 861-2200

     If to Holder, to:

                   American Express Financial Corp.
                   25614 AXP Financial Center
                   Minneapolis, Minnesota 55474
                   Attention: Peg Sibbet
                   Telecopy number: 612-317-3734

     Section 4.9 Governing Law.  This Agreement shall be governed by, and
     -------------------------
construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     Section 4.10 Counterparts.  This Agreement may be executed in two or more
     -------------------------
counterparts, all of which shall be considered one and the same agreement, and, shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties in original or facsimile form.

     Section 4.11 Interpretation.  The headings contained in this Agreement are
     ---------------------------
inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 4.12 Severability.  Any provision hereof which is invalid or
     -------------------------
unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

     Section 4.13 Consent to Jurisdiction. Each party hereto irrevocably submits
     ------------------------------------
to the nonexclusive jurisdiction of (a) the state courts of the State of Ohio and (b) the United States federal district courts located in the State of Ohio for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby.

     Section 4.14 Attorney's Fees. If any action at law or in equity is
     ----------------------------
necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which such party may be entitled.

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the date first above written.

     Owned Shares
     ------------

     386,000                  AXP BOND FUND, INC.

                              By: /s/ Timothy J. Masek
                                 --------------------------------------
                              Name:   Timothy J. Masek
                              Title:  Assistant Vice President, AXP
                                      Bond Fund, Inc.

     596,400                  AXP VARIABLE PORTFOLIO-BOND
                              FUND, A SERIES OF AXP VARIABLE
                              PORTFOLIO INCOME SERIES, INC.

                              By: /s/ Timothy J. Masek
                                 --------------------------------------
                              Name:   Timothy J. Masek
                              Title:  Assistant Vice President, AXP
                                      Variable Portfolio Income Series,
                                      Inc.

     210,600                  AXP VARIABLE PORTFOLIO-
                              MANAGED FUND, A SERIES OF AXP
                              VARIABLE PORTFOLIO MANAGED SERIES, INC.

                              By: /s/ Timothy J. Masek
                                  --------------------------------------
                              Name:   Timothy J. Masek
                              Title:  Assistant Vice President, AXP
                                      Variable Portfolio Managed Series,
                                      Inc.


     8,800                    INCOME PORTFOLIO, A SERIES OF IDS
                              LIFE SERIES FUND, INC.

                              By: /s/ Frederick C. Quirsfeld
                                  --------------------------------------
                              Name:  Frederick C. Quirsfeld
                              Title: Vice President, IDS Life Series
                                     Fund, Inc.

     70,200                   MANAGED PORTFOLIO, A SERIES OF
                              IDS LIFE SERIES FUND, INC.

                              By: /s/ Frederick C. Quirsfeld
                                  --------------------------------------
                              Name:   Frederick C. Quirsfeld
                              Title:  Vice President, IDS Life Series
                                      Fund, Inc.

     149,580                  AXP VARIABLE PORTFOLIO-EXTRA
                              INCOME FUND, A SERIES OF AXP
                              VARIABLE PORTFOLIO INCOME
                              SERIES, INC.

                              By: /s/ Timothy J. Masek
                                  --------------------------------------
                              Name:  Timothy J. Masek
                              Title: Assistant Vice President, AXP
                                     Variable Portfolio Income Series,
                                     Inc.

     1,648,800                HIGH YIELD PORTFOLIO, A SERIES OF
                              INCOME TRUST

                              By: /s/ Timothy J. Masek
                                  --------------------------------------
                              Name:   Timothy J. Masek
                              Title:  Assistant Vice President, Income
                                      Trust

                              DAVEL COMMUNICATIONS, INC.

                              By: /s/ Bruce W. Renard
                                  --------------------------------------
                              Name:   Bruce W. Renard
                              Title:  President